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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 29, 2003

              WORLDWIDE HOLDINGS DELAWARE, CORP., FORMERLY KNOWN AS
                    TRSG CORPORATION, A DELAWARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   033-2408D                   87-04538332
(State or other jurisdiction        Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)

2121 W. Army Trail Rd., Suite 105, Addison, IL                      60101
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 630-705-1696

          (Former name or former address, if changed since last report)

This current report on form 8-K if filed by Worldwide Holdings Delaware, Corp., ("Worldwide"), formerly known as TRSG Corporation., a Delaware Corporation ("TRSG") under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 4, 2003, Sellers & Anderson, LLC ("Sellers") resigned as Worldwide's auditor effective as of that date. The audit report of Sellers for the two most recent fiscal years of 2001 and 2002 have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles as discussed in Item 304(a)(ii) of Item 304. However, Seller's accountants report was modified for uncertainty as to whether the registrant would continue as a going concern. The decision to change accountants was approved by a unanimous consent to action by the Board of Directors of Worldwide.

The audit reports of Sellers for the fiscal year 2001 and the most recent fiscal year, 2002, and subsequent interim period, through September 4, 2005 (the "reporting periods") have not contained any disagreements with respect to the accounting or auditing issues as discussed in Item 304(a)(iv) of Regulation S-B.

Worldwide provided Sellers a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). Worldwide requested that Sellers furnish Worldwide with a letter stating whether Sellers agrees with the above statements, a copy of which is filed as Exhibit 16(i) to this Form 8.

On September 19, 2003, Worldwide retained Michael Johnson & Co., LLC, of Denver, Colorado ("Johnson"), to be its principal accountant, engaged to audit Worldwide's financial statements. This action was taken to replace the Utah firm of Sellers. Sellers and Worldwide have had no disagreements over management practices or accounting policies. The change to the new auditors became effective upon receipt, approval and execution of an engagement agreement. Worldwide's Board of Directors have approved the engagement of Johnson as the principal accountant.

During Worldwide's two most recent fiscal years and subsequent interim period prior to engaging Johnson, Worldwide (or anyone on its behalf) did not consult with Johnson regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

  Exhibit No.     Page No.    Description
--------------- ------------  ------------------------------------------------

     16(i)           4        Letter on change in Certifying Accountant.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Worldwide Holdings Delaware, Corp.,
                                     f/k/a TRSG Corporation

Date: September 29, 2003          By: /s/ Martin H. Wozniak
                                      ------------------------------------------
                                      Martin H. Wozniak, President

*Print name and title of the signing officer under his signature.